Small Cap Fund Ticker Symbol: MSCFX	Summary Prospectus April 30, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.mairsandpower.com or call 1-800‑304-7404.

IMPORTANT NOTE: Beginning in February 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Mairs & Power Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Mairs & Power Funds or from your Financial Intermediary. Instead, the reports will be made available on the Mairs & Power Funds’ website, and you will be notified each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically for the Mairs & Power Funds, you will not be affected by this change and you need not take any action.

Mairs & Power Funds Direct Shareholders
You may elect to receive shareholder reports and other communications electronically or in paper from the Mairs & Power Funds by electing one of the following options:
1. Receive Fund Communications by Email: Contact Shareholder Services at (800) 304-7404 or by consenting through the direct shareholder portal online at www.mairsandpower.com. You may also elect to receive account statements, tax forms and confirmations through this means.
2. Receive Fund Communications by Mail: Contact Shareholder Services at (800) 304-7404. You may elect to continue receiving paper copies of the shareholder reports and other communications, free of charge, by contacting Shareholder Services at (800) 304-7404 or your financial intermediary.

Mairs & Power Funds Shareholder through a Financial Intermediary (such as broker-dealer or bank)
Contact your Financial Intermediary to make your election. Your election will apply to all Mairs & Power Funds held through your Financial Intermediary.

Investment Objective
Mairs & Power Small Cap Fund’s (the Fund) fundamental objective is to seek above-average, long-term appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.05%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$107	$334	$579	$1,283

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.07% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally will invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. common stocks issued by small-cap companies. For this purpose, small-cap companies are defined as companies whose market capitalization at the time of purchase is within the market capitalization range represented by companies in the S&P SmallCap 600 Total Return Index. The S&P SmallCap 600 Total Return Index is a widely used benchmark for small-cap performance and is rebalanced continuously. As of December 31, 2019, the market capitalization range for the S&P SmallCap 600 Total Return Index was approximately $98 million to $6.8 billion, but is expected to change frequently. The Fund also may invest in common stocks issued by companies with market capitalizations above the market capitalization range of the S&P SmallCap 600 Total Return Index only if, after the purchase is made, the Fund has at least 80% of its net assets invested in small-cap securities.

In selecting securities for the Fund, the Fund’s investment adviser, Mairs & Power, Inc. (the Adviser), gives preference to companies with attractive business niches, strong competitive positions, and the potential to grow revenues, earnings and cash flows consistently over the long-term. Capable management with a track record of prudent capital deployment is also an important consideration. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin). The Fund may also invest in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs). From time to time, the Fund may invest in initial public offerings (IPOs). The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates, and to moderate risk by investing in a diversified portfolio of equity securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund
All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The main risks of investing in the Fund are:

Common Stock Risk
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions. The Fund could lose money if a company in which it invests becomes financially distressed.

Fund Management Risk
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Industrials Sector Risk
To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

Initial Public Offering (IPO) Risk
The Fund may invest in initial public offerings by small-cap companies, which can involve greater risks than investments in companies which are already publicly traded. The companies which undergo IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. In addition, stock prices of IPOs can be highly unstable due to the absence of a prior public market and other factors.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments. For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Recent Market Events Risk
U.S. and international markets have experienced significant period of volatility in recent years. The Fund’s investments are subject to market risk, which may cause the value of the Fund to decline. Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Markets may, in response to economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Sector Emphasis Risk
To the extent the Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree of risks particular to that sector because companies in the sector may share common characteristics and may react similarly to market developments. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Securities of Foreign Issuers and ADRs Risk
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small-Cap Securities Risk
Generally, companies with smaller market capitalizations have fewer shares traded daily, less liquidity, and greater price volatility than companies with larger market capitalizations. In addition, small-cap companies tend to have shorter track records, a more limited product or service base, more limited access to capital, and a greater possibility of failing. These factors increase the risk of investing in small-cap companies, as compared to mid-cap and large-cap companies.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over an eight-year period. Both the chart and the table assume that all distributions have been reinvested. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Return as of December 31

50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
30.60%
38.75%
6.73%
-4.68%
27.27%
7.64%
-6.91%
21.13%
2012
2013
2014
2015
2016
2017
2018
2019

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarter	1st Quarter, 2013	15.53%
Lowest Quarter	4th Quarter, 2018	-17.03%

Average Annual Total Returns
The following table shows how the Fund’s average annual returns before and after taxes for one year, five years and since inception compare to those of the S&P SmallCap 600 Total Return Index. The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns
(For the periods ended December 31, 2019)
	1 year	5 years	Since Inception (August 11, 2011)
Return Before Taxes	21.13%	8.05%	14.84%
Return After Taxes on Distributions	20.26%	7.31%	14.23%
Return After Taxes on Distributions and Sale of Fund Shares	13.13%	6.25%	12.32%
S&P SmallCap 600 Total Return Index (reflects no deduction for fees, expenses or taxes)	22.78%	9.56%	14.07%

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with the Adviser	Tenure with the Fund	Tenure with the Adviser*
Allen D. Steinkopf, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager since April 1, 2019; Co-Manager from January 1, 2015 to April 1, 2019	Since 2013
Andrew R. Adams, Co-Manager	Chief Investment Officer	Co-Manager since April 1, 2019; Lead Portfolio Manager from 2011 to April 1, 2019	Since 2006
*Tenure with the Adviser is the year in which each individual started employment with the Adviser and may not align with primary title with the Adviser.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase, exchange or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:
Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404
Qualifying shareholders may also purchase, exchange or redeem Fund shares online at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper (Financial Intermediary) should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a Financial Intermediary, the Fund and/or the Adviser may pay a fee to the intermediary for sub-transfer agent and other administrative services. The Adviser may also pay the intermediary for the sale of Fund shares and other services, although payment for the sale of Fund shares is not a current practice for the Adviser. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in the Fund, which are not reflected in the fee table or expense example. Ask your salesperson or visit your Financial Intermediary’s website for more information.